UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 30, 2004



                     SAND HILL IT SECURITY ACQUISITION CORP.
             (Exact name of registrant as specified in its charter)


     Delaware                          0-50813                   20-0996152
(State or other jurisdiction   (Commission File Number)        (IRS Employer
   of incorporation)                                         Identification No.)


    3000 Sand Hill Road
    Building 1, Suite 240
    Menlo Park, California                                         74025
    (Address of principal executive offices)                     (Zip Code)

    Registrant's telephone number, including area code:        (650) 234-7222


          (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure

     On July 30, 2004, Sand Hill IT Security Acquisition Corp. (the "Company") consummated the initial public offering ("IPO") of 3,600,000 Units ("Units"). The IPO included granting an over-allotment option to the underwriters to purchase up to 540,000 additional Units. Each Unit consists of one share of Common Stock, $.01 par value per share ("Common Stock"), and two Warrants, each to purchase one share of Common Stock. The Units were sold at an offering price of $6.00 per Unit, generating gross proceeds of $21,600,000. Audited financial statements as of July 30, 2004 reflecting receipt of the proceeds upon consummation of the IPO have been issued by the Company and are included as
Exhibit 99.1 to this Current Report on Form 8-K.

     On August 3, 2004, I-Bankers Securities and Newbridge Securities, the representatives of the underwriters in the IPO, exercised a portion of the over-allotment option and purchased an additional 430,000 Units resulting in additional gross proceeds of $2,412,300 to the Company. A copy of the press release announcing the consummation of the offering and the exercise of the over-allotment option is included as Exhibit 99.2 to this Current Report on Form 8-K.

Item 7.  Financial Statements and Exhibits

         (a)    Financial statements of businesses acquired.

                   Not applicable.

         (b)    Pro forma financial information.

                   Not applicable.

         (c)    Exhibits.

                   The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

                Exhibit
                Number             Description of Exhibit
                ------             --------------------------------------
                  99.1             Audited Financial Statements
                  99.2             Press Release, dated August 3, 2004.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SAND HILL IT SECURITY ACQUISITION CORP.


Date:  August 3, 2004                 By:  /s/ Cary M. Grossman
                                           Name:  Cary M. Grossman
                                           Title: Vice President and
                                                  Chief Financial Officer

                                INDEX TO EXHIBITS

Exhibit
Number             Description of Exhibit
------             -----------------------------------------------------
 99.1              Audited Financial Statements
 99.2              Press Release, dated August 3, 2004.

                                                                    Exhibit 99.1

                     SAND HILL IT SECURITY ACQUISITION CORP.

                    (A Corporation in the Development Stage)


INDEX TO FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm                F-2

Financial Statements
         Balance sheet                                                 F-3
         Statement of operations                                       F-4
         Statement of stockholders' equity                             F-5
         Statement of cash flows                                       F-6

Notes to financial statements                                          F-7

                     SAND HILL IT SECURITY ACQUISITION CORP.

                    (A Corporation in the Development Stage)


             Report of Independent Registered Public Accounting Firm


To the Board of Directors
Sand Hill IT Security Acquisition Corp.

We have audited the accompanying balance sheet of Sand Hill IT Security Acquisition Corp. ( a corporation in the development stage) as of July 30, 2004 and April 20, 2004 and the related statements of operations, stockholders' equity and cash flows for the periods from April 15, 2004 (the inception date) to July 30, 2004 and April 15, 2004 (the inception date) to April 20, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sand Hill IT Security Acquisition Corp. as of July 30, 2004 and April 20, 2004 and the results of its operations and changes in its stockholders' equity and cash flows for the periods from April 15, 2004 (the inception date) to July 30, 2004 and April 15, 2004 (the inception date) to April 20, 2004 in conformity with accounting principles generally accepted in the United States of America.



Hein & Associates LLP
Houston, Texas
August 2, 2004

                             SAND HILL IT SECURITY ACQUISITION CORP.

                            (A Corporation in the Development Stage)


                                      BALANCE SHEETS


ASSETS                                          July 30, 2004    April 20, 2004
                                                -------------    --------------
Current assets:.............................
Cash........................................       $978,497             $25,000
Cash held in Trust Fund.....................     18,360,000                  --
Prepaid expenses ...........................        180,480                  --
                                                    -------             -------
     Total current assets...................     19,518,977              25,000
                                                 ----------              ------
Deferred offering costs.....................             --               9,203
                                                         --               -----
Total Assets...............................      $19,518,977            $34,203
                                                 ===========            =======

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
     Accounts payable and accrued expenses...       $290,512            $13,953
     Note payable, stockholder...............         40,000                 --
                                                      ------                 --
Total Liabilities...........................        $330,512            $13,953
                                                    --------            -------

Stockholders' Equity:
Preferred stock, $0.01 par value
    Authorized 5,000,000 shares; none issued              -                   -
Common stock, $0.01 par value
     Authorized 50,000,000 shares
     Issued and  outstanding,  4,600,000  shares
    (including  719,640 shares subject to
    possible redemption) and 1,000,000 shares,
    respectively......................                46,000             10,000
Additional paid-in capital............            19,158,158             15,000
Deficit accumulated during
   the development stage..............              (15,693)            (4,750)
                                                    --------            -------
Total Stockholders' Equity............            19,188,465             20,250
                                                  ----------             ------
Total Liabilities and Stockholders' Equity       $19,518,977            $34,203
                                                 ===========             ======

                        See accompanying notes to financial statements.

                                      SAND HILL IT SECURITY ACQUISITION CORP.

                                      (A Corporation in the Development Stage)


                                               STATEMENTS OF OPERATIONS


                                             Period from April 15,   Period from April 15,
                                               2004 (inception) to     2004 (inception) to
                                                 July 30, 2004           April 20,2004
                                            ----------------------   ----------------------

Formation and operating costs............             $15,693                   $4,750
                                                      -------                   ------

Net Loss.................................             $15,693                   $4,750
                                                      =======                   ======

Weighted Average Shares Outstanding......           1,107,000                1,000,000
                                                    =========                =========

Net Loss Per Share.......................               $0.01                    $0.00
                                                        =====                    =====




                        See accompanying notes to financial statements.

                                        SAND HILL IT SECURITY ACQUISITION CORP.

                                       (A Corporation in the Development Stage)


                                          STATEMENTS OF STOCKHOLDERS' EQUITY


                                                                                            Deficit
                                                                                          Accumulated
                                                                          Additional         During
                                                  Common Stock             Paid-In         Development     Stockholders'
                                              Shares         Amount        Capital           Stage            Equity
                                              ------         ------       ---------       ------------      ------------

Common shares issued April 20, 2004 at
$0.025 per share.......................     1,000,000       $10,000         $15,000         $    --         $    25,000
Net loss...............................           --            --               --          (4,750)             (4,750)
                                            ---------       -------         -------         ---------       ------------

Balance at April 20, 2004..............     1,000,000        10,000          15,000          (4,750)             20,250
                                            ---------       -------         -------         --------        ------------

Sale of 3,600,000 units, net of
underwriters' discount and offering
expenses (includes 719,640 shares
subject to possible redemption)........     3,600,000        36,000       19,143,158                         19,179,158
Net loss...............................            --            --              --            (10,943)         (10,943)
                                            ---------        ------       ----------            --------    ------------

Balance at July 30, 2004                    4,600,000       $46,000       $19,158,158          $(15,693)    $19,188,465
                                            =========       =======       ===========          =========    ============



                                See accopanying notes to financial statements.

                                      SAND HILL IT SECURITY ACQUISITION CORP.

                                      (A Corporation in the Development Stage)


                                              STATEMENTS OF CASH FLOWS


                                                                                  Period from          Period from
                                                                                 April 15, 2004       April 15, 2004
                                                                                (inception) to        (inception) to
                                                                                 July 30, 2004        April 20, 2004
                                                                                ---------------       --------------

CASH FLOW FROM OPERATING ACTIVITIES
  Net loss................................................................          $(15,693)            $(4,750)
  Increase in prepaid expenses............................................          (180,480)
  Increase in accounts payable and accrued expenses.......................            290,512              13,953
                                                                                      -------              ------
Net Cash provided by Operating Activities.................................             94,339               9,203
                                                                                       ------               -----

CASH FLOW FROM INVESTING ACTIVITIES
  Cash held in Trust fund                                                        (18,360,000)                 ---
                                                                                 ------------                 ---

CASH FLOW FROM FINANCING ACTIVITIES
  Proceeds from public offering of 3,600,000 units, net                            19,179,158
  Proceeds from sale of common stock to initial stockholders'.............             25,000              25,000
  Proceeds from note payable, stockholder                                              40,000
  Deferred costs of the proposed public offering..........................                ---             (9,203)
                                                                                   ----------             -------
Net Cash Provided by Financing Activities.................................         19,244,158              15,797
                                                                                   ----------              ------

NET INCREASE IN CASH......................................................            978,497              25,000
CASH AT BEGINNING OF PERIOD...............................................                ---                 ---
                                                                                      -------              ------

CASH AT END OF PERIOD.....................................................           $978,497             $25,000
                                                                                     ========             =======



                                See accompanying notes to financial statements.

                     SAND HILL IT SECURITY ACQUISITION CORP.

                    (A Corporation in the Development Stage)

                          NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION, BUSINESS OPERATIONS

     Sand Hill IT Security Acquisition Corp. (the "Company") was incorporated in Delaware on April 15, 2004 as a blank check company whose objective is to merge with or acquire an operating business that's primary business is in the IT Security industry. The Company's initial stockholders' purchased 1,000,000 shares of common stock, $0.01 par value, for $25,000 on April 20, 2004.

     The registration for the Company's initial public offering ("Offering") was effective July 26, 2004. The Company consummated the Offering on July 30, 2004 and received proceeds, net of the underwriters' discount of $20,196,000. The Company's management has broad discretion with respect to the specific application of the net proceeds of this Offering, although substantially all of the net proceeds of this Offering are intended to be generally applied toward consummating a merger with or acquisition of an operating business whose objective is to acquire or merge with an operating business that's primary business is in the IT Security industry ("Business Combination"). There is no assurance that the Company will be able to successfully effect a Business Combination. An amount equal to $18,360,000 is being held in an interest bearing trust account ("Trust Fund") until the earlier of (i) the consummation of its first Business Combination or (ii) liquidation of the Company. Under the agreement governing the Trust Fund, funds may only be invested in United States government securities with a maturity of 180 days or less. The remaining proceeds may be used to pay for business, legal and accounting due diligence on prospective mergers or acquisitions and continuing general and administrative expenses.

     The Company, after signing a definitive agreement for the merger with or acquisition of a target business, will submit such transaction for shareholder approval. In the event that stockholders' owning 20% or more of the outstanding stock excluding, for this purpose, those persons who were stockholders immediately prior to the Offering, vote against the Business Combination, the Business Combination will not be consummated. All of the Company's stockholders prior to the Offering, including all of the officers and directors of the Company ("Initial Stockholders"), have agreed to vote their founding shares of common stock in accordance with the vote of the majority in interest of all other stockholders of the Company ("Public Stockholders") with respect to a Business Combination. After consummation of the Company's first Business Combination, these voting safeguards no longer apply.

     With respect to the first Business Combination which is approved and consummated, any Public Stockholder who voted against the Business Combination may demand that the Company redeem his or her shares. The per share redemption price will equal the amount in the Trust Fund as of the record date for determination of stockholders entitled to vote on the Business Combination divided by the number of shares of common stock held by Public Stockholders at the consummation of the Offering. Accordingly, Public Stockholders holding 19.99% of the aggregate number of shares owned by all Public Stockholders may

                     SAND HILL IT SECURITY ACQUISITION CORP.

                    (A Corporation in the Development Stage)

seek redemption of their shares in the event of a Business Combination. Such Public Stockholders are entitled to receive their per share interest in the Trust Fund computed without regard to the shares held by Initial Stockholders.

     The Company's Certificate of Incorporation provides for the mandatory liquidation of the Company, without stockholder approval, in the event that the Company does not consummate a Business Combination within 18 months from the date of the consummation of the Offering, or 24 months from the consummation of the Offering if certain extension criteria have been satisfied. In the event of liquidation, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Fund assets) will be less than the initial public offering price per share in the Offering (assuming no value is attributed to the Warrants contained in the Units to be offered in the Offering as described in Note 3).

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation
     The financial statements include the accounts of the Company. The Company has not commenced operations effective July 30, 2004. All activity through July 30, 2004, is related to the Company's formation and preparation of the Offering. The Company has selected December 31 as its fiscal year end.

Use of Estimates
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingencies at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual amounts could differ from those estimates.

Cash Equivalents
     The  Company   considers  all  highly  liquid   investments  with  original
maturities of three months or less to be cash equivalents.

Concentration of Credit Risk
     Financial instruments that potentially subject the Company to credit risk consist of cash and cash equivalents. The Company's policy is to limit the amount of credit exposure to any one financial institution and place investments with financial institutions evaluated as being creditworthy, or in short-term money market funds which are exposed to minimal interest rate and credit risk.

Income Taxes
     The Company recognizes deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns. Under this method, deferred tax assets and liabilities are determined based on the difference between the financial statement carrying amounts and the tax bases of assets and liabilities using

                     SAND HILL IT SECURITY ACQUISITION CORP.

                    (A Corporation in the Development Stage)

enacted tax rates in effect in the years in which the differences are expected to reverse. At July 30, 2004 and April 20, 2004, a deferred income tax asset relating to the Company's net operating loss is offset by a full valuation allowance based upon a lack of earnings history for the Company.

Earnings per Common Share
     Basic earnings per share ("EPS") is computed by dividing net income applicable to common stock by the weighted average common shares outstanding during the period. Diluted EPS reflects the additional dilution for all potentially dilutive securities such as stock warrants.

Recently Issued Accounting Standards
     In November 2002, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, including Indirect Guarantees of Indebtedness of Others" (Interpretation No. 45"). Interpretation No. 45 elaborates on the existing disclosure requirements for most guarantees, including loan guarantees such as standby letters of credit. It also clarifies that at the time a company issues a guarantee, the company must recognize an initial liability for the fair market value of the obligations it assumes under that guarantee and must disclose that information in its interim and annual financial statements. The initial recognition and measurement provisions of Interpretation No. 45 apply on a prospective basis to guarantees issued or modified after December 31, 2002. Interpretation No. 45 did not have an effect on the financial statements.

     In January 2003, the Financial Accounting Standard Boar ("FASB") issued Interpretation No. 46 (FIN 46"), "Consolidation of Variable Interest Entities." FIN 46 clarifies the application of Accounting Research Bulletin No. 51, "Consolidated Financial Statements," and addresses consolidation by business enterprises of variable interest entities (more commonly known as Special Purpose Entities or SPE's). In December 2003, FASB issued FIN No. 46R which replaced FIN 46 and clarified ARB 51. This interpretation provides guidance on how to identify a variable interest entity and determine when the assets, liabilities, non-controlling interests and results of operations of a variable interest entity should be consolidated by the primary beneficiary. The primary beneficiary is the enterprise that will absorb a majority of the variable interest entity's expected losses or receive a majority of the expected residual returns as a result of holding variable interests. This FIN requires the consolidation of results of variable interest entities in which the Company is the primary beneficiary of the variable interest entity. As of July 31, 2004, the Company did not own an interest in a variable interest entity that met the consolidation requirements and as such the adoption of FIN No. 46R did not have any effect on the financial condition, results of operations, or liquidity of the Company. Interests in entities acquired or created after July 31, 2004 will be evaluated based on FIN No. 46R criteria and consolidated, if required.

     In December 2002, the FASB issued Statement No. 148, "Accounting for Stock-Based Compensation-Transition and Disclosure", an amendment of FASB Statement No. 123 ("SFAS 148"). SFAS 148 amends FASB Statement No. 123, "Accounting for Stock-Based Compensation", to provide alternative methods of

                     SAND HILL IT SECURITY ACQUISITION CORP.

                    (A Corporation in the Development Stage)

transition for an entity that voluntarily changes to the fair value based method of accounting for stock-based employee compensation. It also amends the disclosure provisions of that Statement to require prominent disclosure about the effects on reported net income of an entity's accounting policy decisions with respect to stock-based employee compensation. Finally, this Statement amends Accounting Principles Board ("APB") Opinion No. 28, "Interim No. 28, "Interim Financial Reporting", to require disclosure about those effects in interim financial information. SFAS 148 is effective for financial statements for fiscal years ending after December 15, 2002. SFAS 148 did not have an effect on the financial statements.

     In May, 2003, the FASB issued  Statement No. 150,  "Accounting  for Certain
Financial Instruments with Characteristics of both Liabilities and Equity" ("SFAS 150"). SFAS 150 requires an issuer to classify certain financial instruments, such as mandatorily redeemable shares and obligations to repurchase the issuer's equity shares, as liabilities. The guidance is effective for financial instruments entered into or modified subsequent to May 31, 2003, and otherwise is effective at the beginning of the first interim period after June 15, 2003. SFAS 150 did not have a material impact on the financial condition or results of operations.

3.   PUBLIC OFFERING

     On July 26, 2004, the Company sold 3,600,000 units ("Units") in a public offering, which included granting the underwriters' an overallotment option to purchase up to an additional 540,000 units. Each Unit consists of one share of the Company's common stock, $0.01 par value, and two Redeemable Common Stock Purchase Warrants ("Warrants"). Each Warrant will entitle the holder to purchase from the Company one share of common stock at an exercise price of $5.00 commencing on the later of the completion of a Business Combination or one year from the effective date of the Offering and expiring five years from the date of the prospectus. The Warrants will be redeemable by the Company a t a price of $0.01 per Warrant upon 30 days' notice after the Warrants become exercisable, only in the event that the last sale price of the common stock is at least $8.50 per share for any 20 trading days within a 30 trading day period ending on the third day prior to the date on which notice of the redemption is given. In connection with the Offering, the Company issued an option for $100 to the underwriters' to purchase 270,000 Units at an exercise price of $7.50 per Unit. The Units issuable upon exercise of this option are identical to those included in the Offering except that exercise price of the Warrants included in the units will be $6.65 per share.

                     SAND HILL IT SECURITY ACQUISITION CORP.

                    (A Corporation in the Development Stage)

4.   COMMITMENT

     The Company presently occupies office space provided by an Initial Stockholder. Such affiliate has agreed that, until the acquisition of a target business by the Company, it will make such office space, as well as certain office and secretarial services, available to the Company, as may be required by the Company from time to time. The Company has agreed to pay such affiliate $7,500 per month for such services commencing on the effective date of the Offering.

5.   NOTE PAYABLE

     Sand Hill Security, LLC, an Initial Stockholder and affiliate of the officers and directors of the Company, has entered into a revolving credit agreement with us in the amount of $60,000. Advances under the credit facility amounted to $40,000 as of July 30, 2004. The loan will be repaid out of the net proceeds of the Offering.

6.   COMMON STOCK

     At July 30,  2004,  9,630,000  shares of common  stock  were  reserved  for
issuance  upon  exercise  of  the  underwriters'   overallotment   option,   the
underwriters' unit purchase option, and the Warrant underlying the Units.

7.   PREFERRED STOCK

     The Company is authorized to issue 5,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Director.

8.   SUBSEQUENT EVENT

     On August 3, 2004, the Representatives exercised a portion of their over-allotment option by purchasing 430,000 units at a purchase price of $6.00 per share resulting in net proceeds to the Company of $2,412,300 of which $2,193,000 was deposited into the trust account.

                                                                    Exhibit 99.2

                                    FOR:  Sand Hill IT Security Acquistion Corp.
                                                         CONTACT:  Cary Grossman
                                                         Chief Financial Officer
                                                                  (713) 827-2104
                                                        cgrossman@houston.rr.com

FOR IMMEDIATE RELEASE
---------------------

          SAND HILL IT SECURITY ACQUISITION CORP. ANNOUNCES COMPLETION
                         OF ITS INITIAL PUBLIC OFFERING

     Menlo Park, California, August 3, 2004 - Sand Hill IT Security Acquisition Corp. (OTC Bulletin Board: SHQCU), a Targeted Acquisition Company ("TAC") formed to acquire an operating business in the information technology, or IT, security industry, announced today that it has completed its initial public offering of 3,600,000 units. Each unit consists of one share of common stock and two warrants. The units were sold at an offering price of $6.00 per unit, generating gross proceeds of $21,600,000 to the Company. I-Bankers Securities, Inc. and Newbridge Securities Corporation (the "Representatives") acted as the managing underwriters for the initial public offering. The Representataives have an over-allotment option for a period of 45 days to purchase up to an additional 540,000 units. On August 3, 2004, the Representatives exercised a portion of the over-allotment option and purchased an additional 430,000 units resulting in additional gross proceeds to the Company of $2,580,000. The initial public offering and the exercise of a portion of the over-allotment option provided combined gross proceeds of $24,180,000 to the Company. A copy of the prospectus may be obtained from I-Bankers Securities, Inc., 3340 Indian Creek Ct., Fort Worth, Texas 76180 or Newbridge Securities Corporation, 1451 West Cypress Creek Road, Fort Lauderdale, Florida 33309.

     The Company's audited financial statements as of July 30, 2004 reflecting receipt of the initial public offering proceeds have been issued and are included as Exhibit 99.1 to a Current Report on Form 8-K to be filed by the Company with the Securities and Exchange Commission on August 3, 2004.

Other Information

     Headquartered in Menlo Park, California, Sand Hill IT Security Acquisition Corp. is a newly organized TAC (Targeted Acquisition Company). The Company has $20,553,000 in a trust account to be used as all or part of the consideration to complete a business combination. Visit the Company's web site at www.sandhillsecurity.com.

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